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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT: May 14, 2003
                 (Date of earliest event reported) May 14, 2003


                        DOBSON COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)


          OKLAHOMA                      000-29225               73-1513309
(State or other jurisdiction           (Commission            (IRS Employer
      of incorporation)                File Number)          Identification No.)


                               14201 Wireless Way
                          Oklahoma City, Oklahoma 73134
               (Address of principal executive offices) (Zip Code)

                                 (405) 529-8500
              (Registrant's telephone number, including area code)



Information To Be Included in the Report


ITEM. 9. REGULATION F-D DISCLOSURE. On May 14, 2003, Dobson Communications Corporation (the "Company") submitted to the Securities and Exchange Commission a certification by its Chief Executive Officer and the Chief Financial Officer pursuant to 18 U.S.C. Sec. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of the Company's report of Form 10-Q for its three months ended March 31, 2003.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DOBSON COMMUNICATIONS CORPORATION



                                        By /s/ Bruce R. Knooihuizen
                                           -------------------------------------
                                           Bruce R. Knooihuizen, Executive Vice
                                           President and Chief Financial Officer



May 14, 2003


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